Restructuring and impairment charges	12 Months Ended
Dec. 31, 2025
Restructuring and impairment charges [Abstract]
Restructuring and impairment charges	Restructuring and impairment charges

	2025	2024
Impairment related to U.S. lumber goodwill	$409	$—
Impairment related to Europe EWP goodwill	—	70
Restructuring and impairment losses related to Canadian and U.S. lumber operations	64	28
Restructuring and impairment related to High Level OSB mill	239	—
Impairment loss related to pulp mill sales	—	3
Other restructuring charges	—	2
	712	102
For the year ended December 31, 2025, we recorded restructuring and impairment charges of $712 million.
We recorded an impairment loss of $409 million in relation to U.S. lumber goodwill during the year ended December 31, 2025. The impairment loss was a result of the protracted downcycle that has caused management to recalibrate certain assumptions used in its annual goodwill impairment test (note 8).
We recorded restructuring and impairment losses of $303 million associated with the indefinite curtailment of our oriented strand board (OSB) mill in High Level, Alberta and the permanent closures of our Augusta, Georgia and 100 Mile House, British Columbia lumber mills during the year ended December 31, 2025. Of this total, $43 million was associated with the permanent closure of our Augusta, Georgia lumber mill and $21 million was associated with the permanent closure of our 100 Mile House, British Columbia lumber mill. We estimated the recoverable amount of the impaired assets based on their value in use. The recoverable amount of the property, plant and equipment subject to impairment was $7 million and relates primarily to land and mobile equipment destined to be transferred to other locations.
We identified an impairment indicator at one of our U.S. lumber mills due to discrete asset-specific performance factors as well as species-specific product pricing trends, lower demand and pricing for wood chip residuals, and the depth and duration of the current downcycle and its expected recovery. The impairment test performed on the lumber mill did not result in an impairment write-down as the recoverable amount of the mill exceeded its carrying value. The recoverable amount was determined using assumptions consistent with the U.S. lumber goodwill impairment assessment, adjusted for asset-specific factors where applicable.
In the year ended December 31, 2024, we recorded restructuring and impairment charges of $102 million.
We recorded an impairment loss of $70 million in relation to Europe EWP goodwill during the year ended December 31, 2024. The impairment loss was a result of an extension of the expected duration of the recovery to mid-cycle profitability and weaker macroeconomic conditions in the U.K. and Europe.
We recorded restructuring and impairment losses of $28 million associated with the permanent closures and indefinite curtailments of lumber mills during the year ended December 31, 2024.
We recorded an impairment loss of $3 million related to the sale of Hinton pulp mill on February 3, 2024 and the sale of Quesnel River Pulp mill and Slave Lake Pulp mill on April 20, 2024. The impairment loss related to remeasurement of working capital adjustments specified in the asset purchase agreement.